FIRST AMENDMENT TO RECEIVABLES PURCHASE
                                    AGREEMENT


         THIS FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of May 12, 1998 (this "Amendment"), is entered into among COMMONWEALTH FINANCING CORP., a Delaware corporation (the "Seller"), COMMONWEALTH INDUSTRIES, INC., a Delaware corporation ("Commonwealth"), MARKET STREET FUNDING CORPORATION, a Delaware corporation (the "Issuer"), and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the "Administrator").

                                    RECITALS

     1. The Seller, Commonwealth, the Issuer and the Administrator are parties to the Receivables Purchase Agreement dated as of September 29, 1997 (the "Agreement"); and

     2. The parties hereto desire to amend the Agreement as hereinafter set forth.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

     2.  Amendment to Agreement. The Agreement is hereby amended as follows:
         ----------------------

     2.1 Section 1.4(e)(ii) of the Agreement is hereby amended by replacing the reference "Section 1(h) or (o)" with the reference "Section 1(g) or (n)" therein.

     2.2 Section 5.3(b) is hereby amended by (i) deleting the word "and" immediately following the reference "Section 1.8" in the last sentence thereof and substituting therefor a comma and (ii) adding, immediately after the reference "1.9" in the last line thereof (A) a comma and (B) the following:
"1.10, 3.1 and 3.2."

     2.3 Page 22 of the Agreement is hereby amended by (i) replacing each reference to "Richard J. Hendrix" with the reference "John Smathers" therein and
(ii) replacing each telephone number listed as "(412) 762-5158" with the telephone number "(412) 762-6440" therein.

     2.4 The definition of "Alternate Rate" that appears in Exhibit I to the Agreement is hereby amended by replacing the bracketed reference "[0.75]%" with the reference "0.75%" as it appears in clause (a) thereof.

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                                      4

     2.5 The definition of "Dilution Horizon" that appears in Exhibit I to the Agreement is hereby amended by adding the word "two" immediately preceding the word "calender" in clause (a) thereof.

     2.6 Clause (a) of the definition of "Eligible Receivable" that appears in Exhibit I to the Agreement is hereby amended by replacing the amount "$5,000,000" with the amount "$10,000,000" therein.

     2.7 The definition of "Purchaser's Yield" that appears in Exhibit I to the Agreement is hereby deleted in its entirety.

     2.8 The definition of "Sale Agreement" that appears in Exhibit I to the Agreement is hereby amended by deleting the words "any of: (a)" immediately preceding the term "the Purchase and Sale Agreement" in the first line thereof.

     2.9 Clause (a)(ii) of Exhibit V to the Agreement is hereby amended by replacing the bracketed reference "[three]" with the reference "three" therein.

     2.10 The  definition  of "Days'  Sales  Outstanding"  that  appears  in
Exhibit I to the Agreement is hereby amended by replacing the bracketed reference "[three]" with the reference "three" therein.

     2.11 Page A-7 of Annex A to the Agreement is hereby amended by (i) replacing the reference "Robert O. Finley, Jr." with the reference "John Smathers" therein.

     3. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect and are hereby ratified and confirmed in all respects. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

     4. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of the following, in form and substance satisfactory to the Administrator in its sole discretion:

     (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, and

     (b) a written statement from both Moody's and S&P that this Amendment (and the contemporaneous amendment to the Purchase and Sale Agreement) will not result in a downgrade or withdrawal of the rating of the Notes.

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     5. Counterparts.   This  Amendment  may  be  executed  in  any  number  of
counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law), except to the extent that the validity or perfection of the interests of the Issuer in the Receivables or remedies hereunder in respect thereof are governed by the laws of a jurisdiction other than the State of New York.

     7. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

     (continued on following page)

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         IN WITNESS WHEREOF,  the parties have executed this Amendment as of the date first written above.

                           COMMONWEALTH FINANCING CORP.

                            By:
                            -------------------------------------------------
                            Name:
                            ------------------------------------
                            Title:
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                           COMMONWEALTH INDUSTRIES, INC.

                            By:
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                            Name:
                            ------------------------------------
                            Title:
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                            MARKET STREET FUNDING CORPORATION,
                             as Issuer

                            By:
                            -------------------------------------------------
                            Name:
                            ------------------------------------
                            Title:
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                            PNC BANK, NATIONAL ASSOCIATION,
                             as Administrator

                            By:
                            -------------------------------------------------
                            Name:
                            ------------------------------------
                            Title:
                            --------------------------------------------


                            By:
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                            Name:
                            ------------------------------------
                            Title:
                            --------------------------------------------